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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Consolidated and Combined Financial and Other Operating Data" and "Experts" and to the use of our report dated February 4, 2000, in the Registration Statement (Form S-1) and related Prospectus of Time Warner Telecom Inc. for the registration of 15,289,842 shares of its Class A Common Stock.


                                                /s/ ERNST & YOUNG LLP

Denver, Colorado
March 20, 2000